UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

STERIS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on July 23, 2009

STERIS CORPORATION

Meeting Information

Meeting Type:        Annual

For holders as of:  5/26/2009

Date:    7/23/2009    Time: 9:00 AM EDT

Location:    STERIS Corporation (Product Showroom)

                     5914 Heisley Road

                     Mentor, Ohio 44060

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Shareholders are available at www.proxyvote.com

You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

For information on how to obtain directions to be able to attend the Shareholder Meeting and vote in person, please contact Julie Winter, Manager, Investor Relations, at

440-392-7245.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M15463-P81520

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

                        NOTICE AND PROXY STATEMENT            ANNUAL REPORT             PROXY CARD

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or EMAIL Copy:

If you want to receive a paper or email copy of these documents, you must request one. There is NO charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 9, 2009 to facilitate timely delivery:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY EMAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by email, please send a blank email with the 12-Digit Control Number (located on the following page) in the subject line. You may make a request for all future meetings or only for the Shareholder Meeting to be held on July 23, 2009.

Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet or Telephone: To vote now by Internet or Telephone, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M15464-P81520

Voting Items

The Board of Directors recommends a vote FOR all the below nominees.

1.	Election of Directors

Nominees:

01) Richard C. Breeden	06) Walter M Rosebrough, Jr.
02) Cynthia L. Feldmann	07) Mohsen M. Sohi
03) Robert H. Fields	08) John P. Wareham
04) Jacqueline B. Kosecoff	09) Loyal W. Wilson and
05) Kevin M. McMullen	10) Michael B. Wood

The Board of Directors recommends a vote FOR Proposal 2

2.	Ratifying the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2010.

M15465-P81520